FOR IMMEDIATE RELEASE

PERRIGO COMPANY PLC REPORTS RECORD FOURTH QUARTER AND FISCAL YEAR REVENUE, ADJUSTED OPERATING INCOME AND ADJUSTED MARGINS

•	Fiscal fourth quarter net sales increased 18% year-over-year to a record $1.14 billion.

•
Fiscal fourth quarter adjusted net income increased 58% to $234 million, or $1.74 per diluted share; GAAP net income of $132 million, or $0.98 per diluted share, includes amortization expense and other charges.

•	Record quarterly adjusted gross margin of 44.5%, with GAAP gross margin of 36.3% and record quarterly adjusted operating margin of 28.4%, with GAAP operating margin of 17.3%.

•	Fiscal 2014 net sales increased 15% year-over-year to a record $4.06 billion, with organic growth of 7%.

•	Fiscal 2014 adjusted net income increased 40% to $740 million or $6.39 per diluted share; GAAP net income of $205 million, or $1.77 per diluted share, includes amortization expense and other charges.

•
Management expects full-year fiscal 2015 adjusted earnings range of $7.20 to $7.50 per diluted share, an increase of 13% to 17% over fiscal 2014 adjusted earnings per share, and reported earnings of between $4.05 and $4.35 per diluted share.

DUBLIN, Ireland - August 14, 2014 - Perrigo Company plc (NYSE: PRGO; TASE) today announced results for its fourth quarter and fiscal year ended June 28, 2014.

Perrigo’s Chairman, President and CEO Joseph C. Papa commented, “I am pleased to report that Perrigo has delivered year-over-year record sales and adjusted earnings for the ninth straight fiscal year. While the year was not without its challenges, including an historically weak cough/cold season among other headwinds, this team was able to deliver record results. I am proud of our top line organic growth of 7%, driven by $231 million in new product sales and great execution in our business segments. We transformed Perrigo into a truly global organization with the acquisition of Elan and are uniquely positioned to continue our growth, while making quality healthcare products more affordable for the world.”

Refer to Tables I, II, III, and IV at the end of this press release for a reconciliation of non-GAAP adjustments to the current year and prior year periods and additional non-GAAP information. The Company’s reported results are summarized in the attached Consolidated Statements of Income, Balance Sheets and Cash Flows.

Perrigo Company plc
(in millions, except per share amounts)
(see the attached Table I for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2014	Fiscal 2013
	Fourth Quarter Ended	Fourth Quarter Ended	YoY
	6/28/2014	6/29/2013	% Change
Net Sales	$1,144.2	$967.2	18%
Reported Net Income	$131.7	$118.5	11%
Adjusted Net Income	$234.1	$148.1	58%
Reported Diluted EPS	$0.98	$1.25	-22%
Adjusted Diluted EPS	$1.74	$1.57	11%
Diluted Shares	134.3	94.6	42%

Fourth Quarter Results

Net sales in the quarter were $1.14 billion, an increase of 18% over the fourth quarter of fiscal 2013, driven primarily by new product sales of $65 million, $112 million in sales attributable the acquisition of Elan Corporation plc ("Elan"), and product acquisitions from Fera Pharmaceuticals, LLC ("Fera") and Aspen Global Inc. ("Aspen"). Excluding charges as outlined in Table I at the end of this release, fourth quarter fiscal 2014 adjusted net income increased 58% to $234 million or $1.74 per diluted share. Reported net income was $132 million, or $0.98 per diluted share. The difference between the reported net income and adjusted net income was attributable primarily to amortization expense and other items not related to the ongoing operations the Company's business.

Perrigo Company plc
(in millions, except per share amounts)
(see the attached Table I for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2014	Fiscal 2013
	Year Ended	Year Ended	YoY
	6/28/2014	6/29/2013	% Change
Net Sales	$4,060.8	$3,539.8	15%
Reported Net Income	$205.3	$441.9	-54%
Adjusted Net Income	$739.5	$529.7	40%
Reported Diluted EPS	$1.77	$4.68	-62%
Adjusted Diluted EPS	$6.39	$5.61	14%
Diluted Shares	115.6	94.5	22%

Fiscal Year Results

Net sales in the year were $4.06 billion, an increase of 15% over fiscal 2013, driven primarily by $290 million in sales attributable to the Elan, Rosemont Pharmaceuticals, Ltd., Sergeant’s Pet Care Products, Inc., Fera, Velcera Inc. and Aspen acquisitions and new product sales of $231 million. Excluding charges as outlined in Table I at the end of this release, fiscal 2014 adjusted net income increased 40% to $740 million or $6.39 per diluted share. Reported net income was $205 million, or $1.77 per diluted share. The difference between the reported net income and adjusted net income was attributable primarily to amortization expense and other items not related to the ongoing operations the Company's business

Consumer Healthcare

Consumer Healthcare Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2014	Fiscal 2013
	Fourth Quarter Ended	Fourth Quarter Ended	YoY
	6/28/2014	6/29/2013	% Change

Net Sales	$606.9	$562.5	+8%
Reported Gross Profit	$202.0	$199.1	+1%
Adjusted Gross Profit	$205.7	$202.3	+2%
Reported Operating Income	$104.7	$101.9	+3%
Adjusted Operating Income	$113.3	$112.7	+1%

Reported Gross Margin	33.3%	35.4%	-210 bps
Adjusted Gross Margin	33.9%	36.0%	-210 bps
Reported Operating Margin	17.3%	18.1%	-80 bps
Adjusted Operating Margin	18.7%	20.0%	-130 bps

Consumer Healthcare segment net sales were $607 million, reflecting an increase in sales of existing products of $52 million (primarily in the antacids and smoking cessation categories), new product sales of $15 million and $6 million attributable to the recent acquisition of OTC products from Aspen. These combined increases were offset by a decline of $29 million in sales of existing products (primarily in the contract manufacturing and animal health categories) due primarily to relatively lower sales in third party contract manufacturing and a delayed start to the flea and tick season in the U.S. due to weather.

Adjusted gross margin contracted 210 basis points due to an under absorption of fixed production costs and lower sales of higher margin animal health products versus last year. Adjusted operating margin included increased R&D investments as more products move from prescription to over-the-counter status.

Nutritionals

Nutritionals Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2014	Fiscal 2013
	Fourth Quarter Ended	Fourth Quarter Ended	YoY
	6/28/2014	6/29/2013	% Change

Net Sales	$145.2	$149.7	-3%
Reported Gross Profit	$36.8	$40.1	-8%
Adjusted Gross Profit	$39.9	$43.2	-8%
Reported Operating Income	$12.1	$17.2	-30%
Adjusted Operating Income	$20.2	$24.5	-18%

Reported Gross Margin	25.3%	26.8%	-150 bps
Adjusted Gross Margin	27.5%	28.9%	-140 bps
Reported Operating Margin	8.3%	11.5%	-320 bps
Adjusted Operating Margin	13.9%	16.4%	-250 bps

The Nutritionals segment reported fourth quarter net sales of $145 million as new product sales of $6 million were more than offset by $4 million in discontinued products and lower year-over-year sales in the infant/toddler food and VMS categories.

Fourth quarter gross margin was impacted by the timing of maintenance at the manufacturing facilities, while operating margin was impacted by increased promotional investments to support the launch of the branded probiotic insync®.

Rx Pharmaceuticals

Rx Pharmaceuticals Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2014	Fiscal 2013
	Fourth Quarter Ended	Fourth Quarter Ended	YoY
	6/28/2014	6/29/2013	% Change

Net Sales	$253.4	$194.7	+30%
Reported Gross Profit	$135.6	$92.3	+47%
Adjusted Gross Profit	$153.1	$109.0	+40%
Reported Operating Income	$89.3	$57.2	+56%
Adjusted Operating Income	$122.3	$83.0	+47%

Reported Gross Margin	53.5%	47.4%	+610 bps
Adjusted Gross Margin	60.4%	56.0%	+440 bps
Reported Operating Margin	35.2%	29.4%	+580 bps
Adjusted Operating Margin	48.3%	42.7%	+560 bps

The Rx Pharmaceuticals segment fourth quarter net sales increased 30% to $253 million due primarily to new product sales of $35 million and $20 million in sales related to the Fera acquisition.

Gross and operating margin expanded due primarily to higher margin product sales related to the Fera acquisition and favorable product mix despite higher clinical costs and continued investments to grow the specialty sales force.

API

API Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)
(YoY % Change may not calculate due to rounding)

	Fiscal 2014	Fiscal 2013
	Fourth Quarter Ended	Fourth Quarter Ended	YoY
	6/28/2014	6/29/2013	% Change

Net Sales	$32.5	$40.9	-21%
Reported Gross Profit	$16.8	$18.7	-10%
Adjusted Gross Profit	$17.3	$19.2	-10%
Reported Operating Income	$8.8	$10.0	-12%
Adjusted Operating Income	$9.5	$10.5	-10%

Reported Gross Margin	51.7%	45.7%	+600 bps
Adjusted Gross Margin	53.4%	46.9%	+650 bps
Reported Operating Margin	27.0%	24.5%	+250 bps
Adjusted Operating Margin	29.3%	25.7%	+360 bps

The API segment’s fourth quarter net sales declined to $33 million due primarily to a decrease in sales of existing products of $17 million as a result of increased competition on certain products, partially offset by $8 million in new product sales.

Margins expanded due primarily to product mix.

Specialty Sciences

Specialty Sciences Segment
(in millions)
(see the attached Table II for reconciliation to GAAP numbers)

Fiscal 2014
Fourth Quarter Ended
6/28/2014

Net Sales	$85.9
Reported Gross Profit	$18.1
Adjusted Gross Profit	$85.9
Reported Operating Income	$4.9
Adjusted Operating Income	$78.5

Reported Gross Margin	21.1%
Adjusted Gross Margin	100.0%
Reported Operating Margin	5.8%
Adjusted Operating Margin	91.4%

During the fourth quarter, the Company recognized $86 million of royalty revenue related to global sales of Multiple Sclerosis drug Tysabri®.

Reported gross and operating losses were impacted by $68 million of amortization expense and $6 million of restructuring charges, respectively. Operating expenses included administrative costs.

Closing

Excluding the charges outlined in Table III at the end of this release, the Company expects fiscal 2015 adjusted earnings to be between $7.20 and $7.50 per diluted share as compared to $6.39 in fiscal 2014. This range implies a year-over-year growth rate in adjusted earnings of 13% to 17% over fiscal 2014's adjusted earnings per diluted share. The Company also expects fiscal 2015 reported earnings to be between $4.02 and $4.32 per diluted share as compared to $1.77 in fiscal 2014. A reconciliation to GAAP measures are attached in Table III.

Chairman, President and CEO Joseph C. Papa concluded, "We enter fiscal 2015 excited about the prospects for our durable business model and plan to grow adjusted net income between 31% and 37% year-over-year. We expect to launch greater than $235 million in new products, including multiple products that have recently switched from prescription to OTC status, and are enthusiastic about the number of categories currently being considered to switch. We have the deepest Rx pipeline in our history and are excited about the global prospects for Tysabri®. For these reasons, we remain confident in our ability to make quality healthcare more affordable for consumers around the globe."

The conference call will be available live via webcast to interested parties in the investor relations section of the Perrigo website at http://perrigo.investorroom.com/events-webcasts or by phone at 877-248-9413, International 973-582-2737, and reference ID#68427536. A taped replay of the call will be available beginning at approximately 1:00 p.m. (ET) Thursday, August 14, until midnight Friday, August 29, 2014. To listen to the replay, dial 855-859-2056, International 404-537-3406, and use access code 68427536.

From its beginnings as a packager of generic home remedies in 1887, Perrigo Company plc, headquartered in Ireland, has grown to become a leading global healthcare supplier. Perrigo develops, manufactures and distributes over-the-counter (OTC) and generic prescription (Rx) pharmaceuticals, nutritional products and active pharmaceutical ingredients (API), and has a specialty sciences business comprised of assets focused on the treatment of Multiple Sclerosis. The Company is the world's largest manufacturer of OTC healthcare products for the store brand market and an industry leader in pharmaceutical technologies. Perrigo's mission is to offer uncompromised "Quality Affordable Healthcare Products®," and it does so across a wide variety of product categories primarily in the United States, United Kingdom, Mexico, Israel and Australia, as well as more than 40 other key markets worldwide, including Canada, China and Latin America. Visit Perrigo on the Internet (http://www.perrigo.com).

Note: Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed with the Securities and Exchange Commission, including the Company's annual reports filed on Form 10-K and quarterly reports on Form 10-Q, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this report. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Arthur J. Shannon, Vice President, Investor Relations and Global Communications
(269) 686-1709
E-mail: ajshannon@perrigo.com

Bradley Joseph, Director, Investor Relations and Global Communications
(269) 686-3373
E-mail: bradley.joseph@perrigo.com

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share amounts)

	Fiscal Year Ended
	June 28, 2014	June 29, 2013	June 30, 2012
Net sales	$4,060.8	$3,539.8	$3,173.2
Cost of sales	2,613.1	2,259.8	2,077.7
Gross profit	1,447.7	1,280.0	1,095.6

Operating expenses
Distribution	55.3	47.5	39.1
Research and development	152.5	115.2	105.8
Selling	208.6	186.1	148.3
Administration	411.3	240.2	224.4
Write-off of in-process research and development	6.0	9.0	—
Restructuring	47.0	2.9	8.8
Total	880.7	600.9	526.4

Operating income	567.0	679.1	569.2

Interest, net	103.5	65.8	60.7
Other expense (income), net	12.4	0.9	(3.5)
Loss on sales of investments	12.7	4.7	—
Loss on extinguishment of debt	165.8	—	—
Income from continuing operations before income taxes	272.6	607.7	512.0
Income tax expense	67.3	165.8	119.0
Income from continuing operations	205.3	441.9	393.0
Income from discontinued operations, net of tax	—	—	8.6
Net income	$205.3	$441.9	$401.6

Earnings per share
Basic
Continuing operations	$1.78	$4.71	$4.22
Discontinued operations	—	—	0.09
Basic earnings per share	$1.78	$4.71	$4.31
Diluted
Continuing operations	$1.77	$4.68	$4.18
Discontinued operations	—	—	0.09
Diluted earnings per share	$1.77	$4.68	$4.27
Weighted average shares outstanding
Basic	115.1	93.9	93.2
Diluted	115.6	94.5	94.1
Dividends declared per share	$0.39	$0.35	$0.31

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in millions)

	Fiscal Year Ended
	June 28, 2014	June 29, 2013	June 30, 2012

Net income	$205.3	$441.9	$401.6
Other comprehensive income (loss):
Foreign currency translation adjustments	83.8	26.9	(76.7)
Change in fair value of derivative financial instruments, net of tax of $(1.2) million, $3.2 million, and $5.1 million, respectively	(11.6)	6.0	(9.4)
Change in fair value of investment securities, net of tax of $1.2 million, $0.0 million, and $0.1 million, respectively	2.4	4.4	(1.0)
Post-retirement liability adjustments, net of tax of $0.0 million, $0.2 million, and $0.3 million, respectively	(12.0)	0.3	(0.6)
Other comprehensive income (loss), net of tax	62.6	37.6	(87.6)
Comprehensive income	$267.9	$479.6	$314.0

PERRIGO COMPANY PLC
CONSOLIDATED BALANCE SHEETS
(in millions)

	June 28, 2014	June 29, 2013
Assets
Current assets
Cash and cash equivalents	$799.5	$779.9
Investment securities	5.9	—
Accounts receivable, net of allowance for doubtful accounts of $2.7 million and $2.1 million, respectively	935.1	651.9
Inventories	631.6	703.9
Current deferred income taxes	62.8	47.1
Prepaid expenses and other current assets	116.0	54.1
Total current assets	2,550.9	2,236.9
Non-current assets
Fixed assets, net	779.9	681.4
Goodwill and other indefinite-lived intangible assets	3,543.8	1,174.1
Other intangible assets, net	6,787.0	1,157.6
Non-current deferred income taxes	23.6	20.3
Other non-current assets	195.0	80.6
Total non-current assets	11,329.3	3,114.0
Total assets	13,880.2	5,350.8
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$364.3	$382.0
Short-term debt	2.1	5.0
Payroll and related taxes	112.3	82.1
Accrued customer programs	256.5	131.7
Accrued liabilities	179.4	95.7
Accrued income taxes	17.4	11.6
Current deferred income taxes	1.1	0.2
Current portion of long-term debt	141.6	41.2
Total current liabilities	1,074.7	749.4
Non-current liabilities
Long-term debt, less current portion	3,090.5	1,927.8
Non-current deferred income taxes	727.9	127.8
Other non-current liabilities	293.4	213.2
Total non-current liabilities	4,111.8	2,268.8
Total liabilities	5,186.5	3,018.2
Shareholders’ equity
Controlling interest:
Preferred shares, $0.0001 par value, 10 million shares authorized	—	—
Ordinary shares, €0.001 par value, 10 billion shares authorized	6,678.2	538.5
Accumulated other comprehensive income	139.6	77.0
Retained earnings	1,875.1	1,715.9
	8,692.9	2,331.4
Noncontrolling interest	0.8	1.2
Total shareholders’ equity	8,693.7	2,332.6
Total liabilities and shareholders' equity	$13,880.2	$5,350.8

Supplemental Disclosures of Balance Sheet Information
Preferred shares, issued and outstanding	—	—
Ordinary shares, issued and outstanding	133.8	94.1

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	Fiscal Year Ended
	June 28, 2014	June 29, 2013	June 30, 2012
Cash Flows From (For) Operating Activities
Net income	$205.3	$441.9	$401.6
Adjustments to derive cash flows
Loss on extinguishment of debt	165.8	—	—
Write-off of in-process research and development	6.0	9.0	—
Gain on sale of pipeline development projects	—	—	(3.5)
Losses on sales of investments	12.7	4.7	—
Gain on sale of business	—	—	(8.6)
Restructuring and asset impairment	47.0	2.9	8.7
Depreciation and amortization	358.9	160.2	135.3
Share-based compensation	24.6	18.4	19.0
Income tax benefit from exercise of stock options	(2.5)	(1.4)	(1.8)
Excess tax benefit of stock transactions	(5.7)	(15.7)	(12.9)
Deferred income taxes	(53.8)	5.7	27.5
Subtotal	758.3	625.6	565.2
Changes in operating assets and liabilities, net of asset and business acquisitions and disposition
Accounts receivable	(226.7)	(37.0)	(49.3)
Inventories	83.0	(94.6)	5.4
Accounts payable	(24.9)	6.5	(23.6)
Payroll and related taxes	(55.5)	(11.9)	5.0
Accrued customer programs	113.1	12.6	(1.6)
Accrued liabilities	23.0	8.4	4.2
Accrued income taxes	(10.7)	28.9	13.7
Other	33.9	15.3	(5.7)
Subtotal	(64.8)	(71.8)	(51.8)
Net cash from operating activities	693.5	553.8	513.4
Cash Flows (For) From Investing Activities
Acquisitions of businesses, net of cash acquired	(1,605.8)	(852.3)	(582.3)
Purchase of securities	(15.0)	—	—
Proceeds from sale of securities	81.4	8.6	—
Additions to property and equipment	(171.6)	(104.1)	(120.2)
Proceeds from sales of property and equipment	6.2	—	—
Proceeds from sale of intangible assets and pipeline development projects	—	—	10.5
Proceeds from sale of business	—	—	8.6
Acquisitions of assets	—	—	(0.8)
Net cash for investing activities	(1,704.8)	(947.8)	(684.1)
Cash Flows (For) From Financing Activities
Purchase of noncontrolling interest	(7.2)	—	—
Borrowings (repayments) of short-term debt, net	(3.0)	5.0	(2.7)
Premium on early retirement of debt	(133.5)	—	—
Net proceeds from debt issuances	3,293.6	637.3	1,089.2
Repayments of long-term debt	(2,035.0)	(40.0)	(610.0)
Deferred financing fees	(48.8)	(6.0)	(5.1)
Excess tax benefit of stock transactions	5.7	15.7	12.9
Issuance of common stock	9.8	10.7	11.6
Repurchase of common stock	(7.5)	(12.4)	(8.2)
Cash dividends	(46.1)	(33.0)	(29.0)
Net cash from financing activities	1,028.0	577.2	458.7
Effect of exchange rate changes on cash	2.9	(5.8)	4.4
Net increase in cash and cash equivalents	19.6	177.4	292.4
Cash and cash equivalents, beginning of period	779.9	602.5	310.1
Cash and cash equivalents, end of period	$799.5	$779.9	$602.5

	Fiscal Year Ended
	June 28, 2014	June 29, 2013	June 30, 2012
Supplemental Disclosures of Cash Flow Information
Cash paid/received during the year for:
Interest paid	$98.4	$58.5	$53.7
Interest received	$2.4	$3.9	$4.0
Income taxes paid	$93.2	$133.2	$82.3
Income taxes refunded	$4.3	$1.3	$0.9

PERRIGO COMPANY PLC
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
(in millions, except per share amounts)

	Common Stock Issued		Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total
	Shares	Amount
Balance at June 25, 2011	92.8	$467.7	$127.1	$934.3	$1,529.1

Net income	—	—	—	401.6	401.6
Other comprehensive loss	—	—	(87.6)	—	(87.6)
Issuance of common stock under:
Stock options	0.5	11.6	—	—	11.6
Restricted stock plan	0.3	—	—	—	—
Compensation for stock options	—	5.0	—	—	5.0
Compensation for restricted stock	—	14.0	—	—	14.0
Cash dividends, $0.31 per share	—	—	—	(29.0)	(29.0)
Tax effect from stock transactions	—	14.7	—	—	14.7
Repurchases of common stock	(0.1)	(8.2)	—	—	(8.2)
Balance at June 30, 2012	93.5	504.7	39.4	1,306.9	1,851.0

Net income	—	—	—	441.9	441.9
Other comprehensive income	—	—	37.6	—	37.6
Issuance of common stock under:					—
Stock options	0.4	10.7	—	—	10.7
Restricted stock plan	0.4	—	—	—	—
Compensation for stock options	—	6.1	—	—	6.1
Compensation for restricted stock	—	12.3	—	—	12.3
Cash dividends, $0.35 per share	—	—	—	(33.0)	(33.0)
Tax effect from stock transactions	—	17.1	—	—	17.1
Repurchases of common stock	(0.1)	(12.4)	—	—	(12.4)
Balance at June 29, 2013	94.1	538.5	77.0	1,715.9	2,331.4

Net income	—	—	—	205.3	205.3
Other comprehensive income	—	—	62.6	—	62.6
Issuance of common stock under:
Elan acquisition	39.4	6,117.2	—	—	6,117.2
Stock options	0.2	9.8	—	—	9.8
Restricted stock plan	0.2	—	—	—	—
Compensation for stock options	—	6.5	—	—	6.5
Compensation for restricted stock	—	18.1	—	—	18.1
Cash dividends, $0.39 per share	—	—	—	(46.1)	(46.1)
Tax effect from stock transactions	—	8.2	—	—	8.2
Repurchases of common stock	(0.1)	(7.5)	—	—	(7.5)
Registration of ordinary shares	—	(5.4)	—	—	(5.4)
Purchase of noncontrolling interest	—	(7.2)	—	—	(7.2)
Balance at June 28, 2014	133.8	$6,678.2	$139.6	$1,875.1	$8,692.9

Table I
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
Consolidated	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$1,144.2	$—		$1,144.2	$967.2	$—		$967.2	18%	18%
Cost of sales	728.5	93.0	(a)	635.4	611.0	23.9	(a)	587.1	19%	8%
Gross profit	415.7	93.0		508.8	356.2	23.9		380.1	17%	34%

Operating expenses
Distribution	14.1	—		14.1	12.5	—		12.5	13%	13%
Research and development	38.1	—		38.1	30.9	—		30.9	23%	23%
Selling	58.6	5.8	(a)	52.8	56.5	5.6	(a)	50.9	4%	4%
Administration	97.0	17.8	(a,b)	79.2	64.3	3.7	(a,f)	60.6	51%	31%
Write-off of in-process research and development	—			—	9.0	9.0		—	-100%	NM
Restructuring	10.5	10.5	(c)	—	2.9	2.9		—	264%	NM
Total operating expenses	218.3	34.1		184.2	176.1	21.2		154.9	24%	19%

Operating income	197.4	127.1		324.6	180.1	45.1		225.2	10%	44%
Interest, net	26.3	—		26.3	18.6	—		18.6	41%	41%
Other expense, net	5.6	3.5	(d)	2.1	0.1	—		0.1	NM	NM
Income before income taxes	165.5	130.6		296.2	161.4	45.1		206.6	3%	43%
Income tax expense	33.8	28.3	(e)	62.1	43.0	15.5	(e)	58.5	-21%	6%
Net income	$131.7	$102.3		$234.1	$118.5	$29.6		$148.1	11%	58%

Diluted earnings per share	$0.98			$1.74	$1.25			$1.57	-22%	11%

Diluted weighted average shares outstanding	134.3			134.3	94.6			94.6

Selected ratios as a percentage of net sales**
Gross profit	36.3%			44.5%	36.8%			39.3%
Operating expenses	19.1%			16.1%	18.2%			16.0%
Operating income	17.3%			28.4%	18.6%			23.3%

	Twelve Months Ended
Consolidated	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$4,060.8	$—		$4,060.8	$3,539.8	$—		$3,539.8	15%	15%
Cost of sales	2,613.1	255.2	(a)	2,357.9	2,259.8	81.1	(a,h)	2,178.7	16%	8%
Gross profit	1,447.7	255.2		1,702.9	1,280.0	81.1		1,361.1	13%	25%

Operating expenses
Distribution	55.3	—		55.3	47.5	—		47.5	16%	16%
Research and development	152.5	—		152.5	115.2	—		115.2	32%	32%
Selling	208.6	22.3	(a)	186.3	186.1	21.1	(a)	165.0	12%	13%
Administration	411.3	131.7	(a,b,g)	279.6	240.2	12.1	(a,f)	228.1	71%	23%
Write-off of IPR&D	6.0	6.0		—	9.0	9.0		—	-34%	—%
Restructuring	47.0	47.0	(c)	—	2.9	2.9		—	NM	—%
Total operating expenses	880.7	207.0		673.7	600.9	45.1		555.8	47%	21%

Operating income	567.0	462.2		1,029.2	679.1	126.2		805.3	-17%	28%
Interest, net	103.5	10.0	(g)	93.5	65.8	—		65.8	57%	42%
Other expense, net	12.4	8.8	(d,g)	3.6	0.9	—		0.9	NM	300%
Loss on sales of investments	12.7	12.7		—	4.7	4.7		—	172%	—%
Loss on extinguishment of debt	165.8	165.8		—	—	—		—	NM	—%
Income before income taxes	272.6	659.5		932.1	607.7	130.9		738.6	-55%	26%
Income tax expense	67.3	125.3	(e)	192.6	165.8	43.1	(e)	208.9	-59%	-8%
Net income	$205.3	$534.2		$739.5	$441.9	$87.8		$529.7	-54%	40%

Diluted earnings per share	$1.77			$6.39	$4.68			$5.61	-62%	14%

Diluted weighted average shares outstanding	115.6			115.6	94.5			94.5

Selected ratios as a percentage of net sales**
Gross profit	35.7%			41.9%	36.2%			38.5%
Operating expenses	21.7%			16.6%	17.0%			15.7%
Operating income	14.0%			25.3%	19.2%			22.8%

*Amounts may not sum or cross-foot due to rounding.
**Ratios as a % to net sales may not calculate due to rounding
NM - Calculations are not meaningful

(a) Acquisition-related amortization
(b) Loss contingency accrual of $15.0 million
(c) Restructuring charges primarily related to Elan
(d) Losses on Elan equity method investments
(e) Total tax effect for non-GAAP pre-tax adjustments
(f) Acquisition and other integration costs
(g) Elan transaction costs
(h) Inventory step-ups of $10.8 million

Table II
PERRIGO COMPANY PLC
REPORTABLE SEGMENTS
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
(unaudited)

	Three Months Ended
Consumer Healthcare	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$606.9	$—		$606.9	$562.5	$—		$562.5	8%	8%
Cost of sales	404.9	3.7	(a)	401.2	363.4	3.2	(a)	360.2	11%	11%
Gross profit	202.0	3.7		205.7	199.1	3.2		202.3	1%	2%
Operating expenses	97.3	4.9	(a,b)	92.4	97.2	7.6	(a,c)	89.6	—%	3%
Operating income	$104.7	$8.6		$113.3	$101.9	$10.8		$112.7	3%	1%

Selected ratios as a percentage of net sales**
Gross profit	33.3%			33.9%	35.4%			36.0%
Operating expenses	16.0%			15.2%	17.3%			15.9%
Operating income	17.3%			18.7%	18.1%			20.0%

	Twelve Months Ended
Consumer Healthcare	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$2,219.0	$—		$2,219.0	$2,089.0	$—		$2,089.0	6%	6%
Cost of sales	1,499.2	14.0	(a)	1,485.2	1,405.2	18.6	(a,i)	1,386.6	7%	7%
Gross profit	719.8	14.0		733.8	683.8	18.6		702.4	5%	4%
Operating expenses	351.2	11.6	(a,g,h)	339.6	320.6	12.1	(a,c)	308.5	10%	10%
Operating income	$368.6	$25.6		$394.2	$363.2	$30.6		$393.8	1%	—%

Selected ratios as a percentage of net sales**
Gross profit	32.4%			33.1%	32.7%			33.6%
Operating expenses	15.8%			15.3%	15.3%			14.8%
Operating income	16.6%			17.8%	17.4%			18.9%

	Three Months Ended
Nutritionals	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$145.2	$—		$145.2	$149.7	$—		$149.7	-3%	-3%
Cost of sales	108.4	3.1	(a)	105.3	109.5	3.1	(a)	106.5	-1%	-1%
Gross profit	36.8	3.1		39.9	40.1	3.1		43.2	-8%	-8%
Operating expenses	24.7	5.0	(a)	19.7	23.0	4.3	(a)	18.7	7%	5%
Operating income	$12.1	$8.1		$20.2	$17.2	$7.3		$24.5	-30%	-18%

Selected ratios as a percentage of net sales**
Gross profit	25.3%			27.5%	26.8%			28.9%
Operating expenses	17.0%			13.5%	15.3%			12.5%
Operating income	8.3%			13.9%	11.5%			16.4%

	Twelve Months Ended
Nutritionals	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$551.7	$—		$551.7	$508.4	$—		$508.4	9%	9%
Cost of sales	410.1	12.3	(a)	397.8	381.3	12.2	(a)	369.1	8%	8%
Gross profit	141.6	12.3		153.9	127.1	12.2		139.3	11%	10%
Operating expenses	101.1	19.8	(a,j)	81.3	91.9	17.0	(a)	74.9	10%	9%
Operating income	$40.5	$32.1		$72.6	$35.2	$29.2		$64.4	15%	13%

Selected ratios as a percentage of net sales**
Gross profit	25.7%			27.9%	25.0%			27.4%
Operating expenses	18.3%			14.7%	18.1%			14.7%
Operating income	7.3%			13.2%	6.9%			12.7%

	Three Months Ended
Rx Pharmaceuticals	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$253.4	$—		$253.4	$194.7	$—		$194.7	30%	30%
Cost of sales	117.8	17.5	(a)	100.3	102.4	16.7	(a)	85.7	15%	17%
Gross profit	135.6	17.5		153.1	92.3	16.7		109.0	47%	40%
Operating expenses	46.3	15.5	(a,d)	30.8	35.1	9.1	(a,e)	25.9	32%	19%
Operating income	$89.3	$33.0		$122.3	$57.2	$25.8		$83.0	56%	47%

Selected ratios as a percentage of net sales**
Gross profit	53.5%			60.4%	47.4%			56.0%
Operating expenses	18.3%			12.2%	18.0%			13.3%
Operating income	35.2%			48.3%	29.4%			42.7%

	Twelve Months Ended
Rx Pharmaceuticals	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$927.1	$—		$927.1	$709.5	$—		$709.5	31%	31%
Cost of sales	437.2	72.3	(a)	364.9	348.0	46.7	(a,o)	301.3	26%	21%
Gross profit	489.9	72.3		562.2	361.5	46.7		408.2	36%	38%
Operating expenses	140.1	26.7	(a,d,k,l,m,n)	113.4	98.3	10.7	(a,e,p)	87.6	42%	29%
Operating income	$349.8	$99.0		$448.8	$263.2	$57.4		$320.6	33%	40%

Selected ratios as a percentage of net sales**
Gross profit	52.8%			60.6%	50.9%			57.5%
Operating expenses	15.1%			12.2%	13.9%			12.3%
Operating income	37.7%			48.4%	37.1%			45.2%

	Three Months Ended
API	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$32.5	$—		$32.5	$40.9	$—		$40.9	-21%	-21%
Cost of sales	15.7	0.5	(a)	15.2	22.2	0.5	(a)	21.7	-30%	-30%
Gross profit	16.8	0.5		17.3	18.7	0.5		19.2	-10%	-10%
Operating expenses	8.0	0.2		7.8	8.7	—		8.7	-7%	-10%
Operating income	$8.8	$0.7		$9.5	$10.0	$0.5		$10.5	-12%	-10%

Selected ratios as a percentage of net sales**
Gross profit	51.7%			53.4%	45.7%			46.9%
Operating expenses	24.7%			24.1%	21.2%			21.2%
Operating income	27.0%			29.3%	24.5%			25.7%

	Twelve Months Ended
API	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$137.6	$—		$137.6	$159.3	$—		$159.3	-14%	-14%
Cost of sales	60.5	2.1	(a)	58.4	75.4	2.0	(a)	73.5	-20%	-21%
Gross profit	77.1	2.1		79.2	83.9	2.0		85.8	-8%	-8%
Operating expenses	31.0	0.2		30.8	35.0	—		35.0	-11%	-12%
Operating income	$46.1	$2.3		$48.4	$48.9	$2.0		$50.8	-6%	-5%

Selected ratios as a percentage of net sales**
Gross profit	56.0%			57.6%	52.6%			53.9%
Operating expenses	22.5%			22.4%	21.9%			21.9%
Operating income	33.5%			35.2%	30.7%			31.9%

	Three Months Ended
Specialty Sciences	June 28, 2014
	GAAP*	Non-GAAP Adjustments*		As Adjusted*
Net sales	$85.9	$—		$85.9
Cost of sales	67.8	67.8	(a)	—
Gross profit	18.1	67.8		85.9
Operating expenses	13.2	5.8	(f)	7.4
Operating income	$4.9	$73.6		$78.5

Selected ratios as a percentage of net sales**
Gross profit	21.1%			100.0%
Operating expenses	15.3%			8.6%
Operating income	5.8%			91.4%

	Twelve Months Ended(1)
Specialty Sciences	June 28, 2014
	GAAP*	Non-GAAP Adjustments*		As Adjusted*
Net sales	$146.7	$—		$146.7
Cost of sales	152.8	152.8	(a)	—
Gross profit	(6.1)	152.8		146.7
Operating expenses	62.5	37.3	(f)	25.2
Operating income (loss)	$(68.6)	$190.1		$121.5

Selected ratios as a percentage of net sales**
Gross profit	(4.1)%			100.0%
Operating expenses	42.6%			17.2%
Operating income (loss)	(46.7)%			82.8%

	Three Months Ended
Other	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$20.3	$—		$20.3	$19.5	$—		$19.5	4%	4%
Cost of sales	13.8	0.5	(a)	13.3	13.4	0.4	(a)	13.0	3%	2%
Gross profit	6.5	0.5		7.0	6.0	0.4		6.5	8%	8%
Operating expenses	5.1	—		5.1	5.4	—		5.4	-5%	-6%
Operating income	$1.4	$0.5		$1.9	$0.7	$0.4		$1.1	100%	73%

Selected ratios as a percentage of net sales**
Gross profit	31.7%			33.9%	31.1%			33.3%
Operating expenses	24.3%			24.3%	27.6%			27.6%
Operating income	7.3%			9.6%	3.5%			5.7%

	Twelve Months Ended
Other	June 28, 2014				June 29, 2013				% Change
	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP*	Non-GAAP Adjustments*		As Adjusted*	GAAP	As Adjusted
Net sales	$78.7	$—		$78.7	$73.6	$—		$73.6	7%	7%
Cost of sales	53.2	1.8	(a)	51.4	49.9	1.7	(a)	48.2	7%	7%
Gross profit	25.5	1.8		27.3	23.7	1.7		25.4	8%	7%
Operating expenses	21.5	—		21.5	20.3	—		20.3	6%	6%
Operating income	$4.0	$1.8		$5.8	$3.4	$1.7		$5.1	18%	14%

Selected ratios as a percentage of net sales**
Gross profit	32.4%			34.7%	32.3%			34.5%
Operating expenses	27.2%			27.2%	27.6%			27.6%
Operating income	5.2%			7.5%	4.6%			6.9%

*Amounts may not sum or cross-foot due to rounding.
**Ratios as a % to net sales may not calculate due to rounding

(1) Only includes activity from December 18, 2013 to June 28, 2014
(a) Acquisition-related amortization
(b) Restructuring charges and other integration-related expenses of $2.5 million related to Aspen
(c) Restructuring and other integration-related charges of $5.6 million related to Velcera
(d) Loss contingency accrual of $15.0 million
(e) Write-off of in-process R&D of $9.0 million related to the Paddock acquisition
(f) Elan restructuring and integration-related charges
(g) Restructuring and integration charges totaling $6.0 million related to Aspen, Georgia, and Velcera
(h) Escrow settlement of $2.5 million
(i) Inventory step-up of $7.7 million
(j) Litigation settlements of $2.8 million
(k) Write-off of in-process R&D of $6.0 million related to the Paddock and Rosemont acquisitions
(l) Contingent consideration adjustment of $1.1 million
(m) Restructuring charges of $1.7 million related to Paddock
(n) Litigation settlement of $2.5 million
(o) Inventory step-up of $3.1 million
(p) Restructuring charges of $1.5 million related to Cobrek

Table III
PERRIGO COMPANY PLC
FY 2015 GUIDANCE AND FY 2014 EPS
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)

Fiscal 2015 Guidance
FY15 reported diluted EPS range	$4.05 - $4.35
Acquisition-related amortization (1)	3.15
FY15 adjusted diluted EPS range	$7.20 - $7.50

Fiscal 2015 Guidance
(in millions)
FY15 net income - reported	$546.1 - $586.6
Acquisition-related amortization (1)	425.9
FY15 net income - adjusted	$972.0 - $1,012.5

FY14 adjusted net income	$739.5

% change	31 - 37%

Fiscal 2014
FY14 reported diluted EPS	$1.77
Charges associated with acquisition and other integration-related costs	2.06
Acquisition-related amortization (1)	1.93
Charges associated with restructuring	0.34
Charges associated with litigation settlements	0.11
Losses on sales of investments	0.09
Losses on Elan equity method investments	0.06
Charges associated with write-offs of in-process R&D	0.03
Charge associated with contingent consideration adjustment	0.01
Earnings associated with escrow settlement	(0.01)
FY14 adjusted diluted EPS	$6.39

(1) Amortization of acquired intangible assets related to business combinations and asset acquisitions.

Table IV
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
(unaudited)

	Fiscal Year		Change
	2014	2013	%
Consolidated
Net sales, as reported	4,060.8	3,539.8	15%
Less: FY 14 acquisitions(1)	(121.8)	—
Less: FY 13 acquisitions(2)	(168.3)	—
Net sales, organic	3,770.5	3,539.8	7%

(1) Net sales from acquisition of Elan Corporation, plc, which was acquired on December 18, 2013, and acquired product portfolios from Aspen Global, Inc. and Fera Pharmaceuticals, LLC, which occurred on February 28, 2014 and February 18, 2014, respectively.

(2) Net sales from the acquisitions of Sergeant's Pet Care Products, Inc., Rosemont Pharmaceuticals Ltd., Velcera, Inc., which occurred on October 1, 2012, February 11, 2013, and April 1, 2013, respectively, and the acquisition of a product portfolio from Fera Pharmaceuticals, LLC, which occurred on June 17, 2013.